Exhibit 10.4

Execution Version

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

This Second Amendment to Asset Purchase Agreement (together with Exhibit A-1 and Exhibit C, this “Amendment”), is made as of May 8, 2026 (the “Effective Date”), by and among (i) Vireo Health, Inc., a Delaware corporation (“Original Buyer”), (ii) Vireo Growth Inc., a British Columbia corporation (“Parent”), (iii) the entities set forth on the “Acquiring Entities” signature page attached hereto (collectively, the “Acquiring Entities;” and together with Original Buyer, “Buyer”), (iv) the entities set forth on the “Company” signature page attached hereto (collectively, the “Company”), (v) PharmaCann Inc., a Delaware corporation (“PharmaCann”), and (vi) Argent Institutional Trust Company, as collateral agent under the Indenture (as defined below) (“Agent”). The Company and PharmaCann are each referred to herein as a “Company Party,” and collectively as the “Company Parties.” Buyer and Parent are collectively referred to as the “Vireo Parties.” Agent, the Company, PharmaCann, Buyer and Parent are each referred to herein as a “Party,” and collectively as the “Parties.”

RECITALS

WHEREAS, Original Buyer, Parent, the Company, PharmaCann and Agent entered into that certain Asset Purchase Agreement, dated as of December 16, 2025 (the “Original Asset Purchase Agreement”), as amended by that certain First Amendment to Asset Purchase Agreement, dated as of February 27, 2026, by and among Original Buyer, Parent, the Acquiring Entities, the Company, PharmaCann and Agent (together with the Original Asset Purchase Agreement, the “Asset Purchase Agreement”); and WHEREAS, pursuant to Section 9.3 of the Asset Purchase Agreement, the Asset Purchase Agreement may not be amended or modified except in a written document signed by Agent (on behalf of, and in consultation with, and at the written direction of, the Required Noteholders), Buyer and the Company Parties.

NOW, THEREFORE, intending to be legally bound, in consideration of the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

AGREEMENT

1.             Definitions and Recitals. For purposes of this Amendment, the capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Asset Purchase Agreement. The Recitals set forth above are hereby incorporated by reference as part of this Amendment.

2.             Amendment and Restatement of Recitals. The Recitals of the Asset Purchase Agreement are hereby amended and restated as follows:

“WHEREAS, the Company (other than Green Brands LLC (“Green Brands”), which is a non-operational entity) currently operates the cannabis dispensaries identified in Exhibit A-1 through the State Cannabis Licenses (as defined below) identified in Exhibit A-1 (each, a “Dispensary,” and collectively, the “Dispensaries”);

WHEREAS, the operation of the Dispensaries in accordance with the State Cannabis Laws (as defined below) is referred to herein as the “Business”;

WHEREAS, reference is made to that certain Indenture, dated as of June 24, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among PharmaCann, as issuer, the Guarantors (as defined therein) party thereto, including the Company (other than Green Brands), and Agent, as trustee and collateral agent thereunder;

WHEREAS, pursuant to the Indenture, holders (the “Noteholders”) of those certain 12.000% Senior Secured Notes due 2025 of PharmaCann, issued pursuant to the Indenture (the “Senior Secured Notes”), have purchased the Senior Secured Notes, and made other financial accommodations to or for the benefit of, PharmaCann, which are guaranteed by the Company (other than Green Brands);

WHEREAS, to secure payment and satisfaction of the Noteholders’ claims against PharmaCann under the Senior Secured Notes, the Company (other than Green Brands) has granted an Encumbrance (as defined below) in favor of Agent, for the benefit of the Noteholders, in certain personal property of the Company (other than Green Brands) (collectively, the “Encumbered Assets”);

WHEREAS, PharmaCann and the Company (other than Green Brands) are in default of their respective obligations under the Debt Documents (as defined below) and, as a result of such defaults, Agent is entitled, and PharmaCann and the Company do not contest that Agent is entitled, to exercise its remedies under the Debt Documents and Applicable Law (as defined below), including under Sections 9-610 through 9-619 and 9-623 through 9-628 of the Uniform Commercial Code as enacted in the State of New York (the “UCC”), to sell the Encumbered Assets securing the obligations of the Company (other than Green Brands) under the Debt Documents;

WHEREAS, the Parties acknowledge and agree that Agent does not, has never and will not hold legal or beneficial title to the Encumbered Assets, and does not, has never and will not exercise or possess “control” (as such term is used under 1 CCR 212-3, Rule 1-115 of the Code of Colorado Regulations or any other applicable cannabis regulatory authority) over the Company Parties, their businesses or any State Cannabis License, and acts solely in its capacity as Agent (at the direction of the Required Noteholders) to enforce its remedies and release such Encumbrances in accordance with Article 9 of the UCC;

WHEREAS, the Company has determined that the UCC Sale (as defined below) is in its best interests and the best interests of its creditors and has agreed to cooperate with Agent and facilitate the sale of the Encumbered Assets on the terms and conditions set forth in this Agreement;

WHEREAS, the Company owns certain additional assets that are not Encumbered Assets (collectively, the “Unencumbered Assets”), which, together with the Encumbered Assets, constitute all of the assets and properties used in or useful to the Business, and the Company has determined that it will benefit directly and indirectly from the sale of such Unencumbered Assets;

WHEREAS, Buyer desires (i) to purchase, and the Company (other than Green Brands) and Agent desire to sell to Buyer, in a private sale under Article 9 of the UCC, all of the Company’s (other than Green Brands) right, title and interest in and to the Encumbered Assets (the “UCC Sale”) and (ii) to purchase, and the Company desires to sell to Buyer, all of the Company’s right, title and interest in and to the Unencumbered Assets, in each case, in accordance with the terms and subject to the conditions of this Agreement and in exchange for the consideration to be paid or otherwise agreed to by Buyer as set forth herein;

WHEREAS, the Parties acknowledge and agree that: (i) the Company Parties conducted an Auction (as defined below), at the conclusion of which Buyer was selected as the highest or otherwise prevailing bidder for the Encumbered Assets; (ii) the Auction did not convey, transfer, assign or otherwise vest in Buyer or Agent any legal or equitable right, title or interest in or control over any Encumbered Assets or other Purchased Assets; and (iii) no Encumbrances were released, satisfied or discharged as a result of the Auction;

WHEREAS, after the conclusion of the Auction, in accordance with Sections 9-610 and 9611 of the UCC, Agent, at the direction of the Required Noteholders, conducted a private disposition of the Encumbered Assets, which private disposition of the Encumbered Assets pursuant to Article 9 of the UCC shall be consummated only at the Closing (as defined below) in accordance with this Agreement and the Ancillary Agreements (as defined below), at which time, and not before, title shall transfer directly from the applicable Company Parties to Buyer, and the legal effect of such disposition, including any discharge of junior Encumbrances pursuant to Section 9-617 of the UCC, shall occur;

WHEREAS, Buyer is an indirect, wholly owned subsidiary of Parent, and as such, Buyer and Parent will each benefit from the transactions contemplated by this Agreement; and WHEREAS, in connection with the foregoing transactions, PharmaCann, the Company (other than Green Brands) and Vireo Health of CO, LLC (“Vireo Colorado”), a Delaware limited liability company and an Affiliate (as defined below) of Buyer, have entered into a Management Services Agreement, dated of even date herewith (the “Management Services Agreement”), whereby Vireo Colorado will provide the Company (other than Green Brands) with certain management services related to the currently Operational Dispensaries (as defined below) until the Closing Date (as defined below).

NOW, THEREFORE, intending to be legally bound, in consideration of the mutual covenants and agreements contained herein, the Parties hereby agree as follows:”

3.             Amendment and Restatement of Exhibit A. Exhibit A-1 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached to this Amendment.

4.             Amendment and Restatement of Exhibit C. Exhibit C of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

5.             Direction of Required Noteholders. Agent hereby confirms that the Required Noteholders have consulted with Agent and have directed Agent to enter into this Amendment.

6.             Miscellaneous.

6.1            No Modifications; Conflicts. Except as expressly provided herein, all of the terms and provisions of the Asset Purchase Agreement shall remain unmodified and in full force and effect. In the event of any inconsistency between the terms of the Asset Purchase Agreement and this Amendment, the terms of this Amendment shall control.

6.2            Entire Understanding; Amendments. This Amendment, together with the Asset Purchase Agreement (as amended hereby, including all exhibits thereto), Exhibit A-1 and Exhibit C attached hereto, states the entire understanding among the Parties with respect to the subject matter hereof and supersedes all prior oral and written communications and agreements with respect to the subject matter hereof.

6.3            Severability. If any provision of this Amendment is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto, and the Parties agree that this Amendment shall be reformed to replace such unenforceable provisions with a valid and enforceable provision that comes as close as possible to expressing the intent of the unenforceable provision.

6.4            Counterparts; Electronic Signatures. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.5            Governing Law; Venue. This Amendment and the respective rights and obligations of the Parties under this Amendment shall be governed by, and shall be determined under, the internal laws of the State of Colorado without regard to choice of law principles. Any Proceeding arising out of or relating to this Amendment or the transactions contemplated hereby must be instituted in the courts of the State of Colorado, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding or dispute.

* * * *

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth above.

BUYER: VIREO HEALTH, INC., at Delaware corporation

By:	/s/ Tyson Macdonald
Name:	Tyson Macdonald
Title:	Authorized Signatory

VIREO HEALTH OF MILE HIGH, LLC, a Delaware limited liability company

By:	/s/ Tyson Macdonald
Name:	Tyson Macdonald
Title:	Authorized Signatory

VIREO HEALTH OF DTC, LLC, a Delaware limited liability company

By:	/s/ Tyson Macdonald
Name:	Tyson Macdonald
Title:	Authorized Signatory

VIREO HEALTH OF WESTERN SLOPE, LLC, a Delaware limited liability company

By:	/s/ Tyson Macdonald
Name:	Tyson Macdonald
Title:	Authorized Signatory

PARENT: VIREO GROWTH INC., a British Columbia corporation

By:	/s/ Tyson Macdonald
Name:	Tyson Macdonald
Title:	Authorized Signatory

COMPANY: DENVER PATIENTS GROUP LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN KIWI 1, LLC, a Colorado limited liability company

By:	PharmaCann, Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN KIWI 2, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN KIWI 4, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL I LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL III, LLC, a Colorado limited liability company (as a Non-Continuing Dispensary)

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL IV, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL V, LLC, a Colorado limited liability company (as a Non-Continuing Dispensary)

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL VII, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL VIII, LLC, a Colorado limited liability company (as a Non-Continuing Dispensary)

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL IX, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL X, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL XII, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL XIV, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL XVI, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

BEYOND BROADWAY LLC, a Colorado limited liability company (as a Non-Continuing Dispensary)

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

KIWI, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

LIVWELL HOLDINGS, INC., a Delaware corporation

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

GREEN BRANDS, LLC, a Colorado limited liability company

By:	PharmaCann Inc., a Delaware corporation, its sole manager

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

PHARMACANN: PHARMACANN INC., a Delaware corporation

By:	/s/ Patrick J. Unzicker
Name:	Patrick J. Unzicker
Title:	Authorized Signatory

AGENT: ARGENT INSTITUTIONAL TRUST COMPANY, as Collateral Agent

By:	/s/ Debra A. Schachel
Name:	Debra A. Schachel
Title:	Director